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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05646

New Century Portfolios

(Exact name of registrant as specified in charter)

100 William Street, Suite 200	Wellesley, Massachusetts	02481
(Address of principal executive offices)		(Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc.      100 William Street, Suite 200       Wellesley, MA 02481

(Name and address of agent for service)

Registrant's telephone number, including area code:    (781) 235-7055

Date of fiscal year end:      October 31, 2014

Date of reporting period:    October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

New Century Capital

New Century Balanced

New Century International

New Century Alternative Strategies

ANNUAL REPORT
Year Ended October 31, 2014

100 William Street, Suite 200, Wellesley MA 02481     781-239-0445     888-639-0102     Fax 781-237-1635

CONTENTS

LETTER TO SHAREHOLDERS	2-4

PERFORMANCE CHARTS	5-8

NEW CENTURY PORTFOLIOS
New Century Capital Portfolio
Portfolio Information	9
Schedule of Investments	10-11
New Century Balanced Portfolio
Portfolio Information	12
Schedule of Investments	13-14
New Century International Portfolio
Portfolio Information	15
Schedule of Investments	16-17
New Century Alternative Strategies Portfolio
Portfolio Information	18
Schedule of Investments	19-21
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24-27
Financial Highlights	28-31
Notes to Financial Statements	32-42
Report of Independent Registered Public Accounting Firm	43
Board of Trustees and Officers	44-45
About Your Portfolios’ Expenses	46-48
Trustees’ Approval of Investment Advisory Agreements	49-55

LETTER TO SHAREHOLDERS	December 2014

Dear Fellow Shareholders:

We are pleased to present our 25th Annual Report. This report summarizes the 12-month period ended October 31, 2014. This report presents important financial information for each of the New Century Portfolios. We invite you to visit our website at www.newcenturyportfolios.com for additional information.

For the 12-months ended October 31, 2014, U.S. ma
See accompanying notes to financial statements.
rkets continued to trend to record highs with the S&P 500 Composite Index recording a gain of 17% and the Russell 1000 Index following closely behind. Even as the quantitative easing program, in the form of bond purchases, came to a close on October 29, 2014 the market was fueled by low rates and increasing company profitability. Of note has been the leadership of the mega-cap companies which outperformed regular large-cap, as well as mid- and small-caps. Abroad (ex-U.S.), the developed market, as represented by the MSCI EAFE Index, was negative by 60 basis points for the 12-months ended October 31, 2014, while the MSCI ACWI-ex USA Index, which includes emerging markets, was close to flat.

During the year we continued to closely monitor domestic employment, with the overall unemployment rate falling from above 7% to a low of 5.8% in the October report. Although this is promising, wage increases have been slow to demonstrate meaningful improvement. We believe that in the coming 12 months, wage inflation will pick up as the “slack” in the system continues to decrease. This is an important item we continually monitor as wage inflation is a leading indicator of price inflation, an item closely watched by the Federal Reserve in determining interest rate policy. Also of note, lower fuel prices have acted as a tailwind for consumer sentiment going into the pivotal holiday shopping season.

Internationally, global markets saw a pickup of returns after a difficult Q1 2014. Divergent growth patterns are emerging with a slowdown in China, flat growth in the E.U., and a borderline recession in Japan. Growth has been present and is stable in the U.K., while periphery countries and several emerging and frontier nations have experienced higher levels of growth, with India leading the way. One notable trend has emerged – the rise of the middle and upper classes in emerging countries, including much of Asia. This growing population has fueled returns in both consumer staples and discretionary goods. We view the opening of the Shanghai Stock-connect, allowing easier foreign investment into Chinese corporations’ stock, as very positive for future investments in China and the region.

Our thoughts on Central Banks are in line with consensus, which reflects that the U.S., U.K., and potentially Australia will likely begin an interest rate tightening cycle in the coming 12 months. While the timing of the first domestic rate hike is a point of debate, we believe it will take place during one of four Federal Open Market Committee meetings with previously scheduled press conferences and we are currently targeting the June or September meeting. With this forthcoming divergence between the U.S. and European and Japanese Central Banks, we continue to see a strong case for further appreciation in the U.S. dollar during the next 12 months against both the Euro and Yen.

With these conditions in mind, we anticipate continued strength for equity markets with a bias towards U.S. markets over developed international markets. Possible headwinds for mega-cap U.S.-based export companies exist as they face a stronger dollar, diminishing the value and demand of overseas sales. In this type of environment, a tilt towards active managers is seen as beneficial. As such, we continue to evaluate current managers and introduce new managers to the New Century Portfolios.

New Century Capital Portfolio (NCCPX) gained 11.53% from November 1, 2013 through October 31, 2014 versus 17.27% for the S&P 500 Composite Index. Over the year, the Portfolio continued to identify active managers within both the large-cap growth and small-cap allocations where we believe active strategies can provide alpha. We also maintained a tilt to growth over value where we believe there to be more relative opportunity in the current and forthcoming market cycle. In addition, a full review of our international holdings and Energy sector, both of which lagged the S&P 500 Composite Index, was completed during the year. International allocations were reduced as U.S. markets continued to show leadership. We believe that the coming year will show opportunities, both on a relative and absolute basis, for strategic allocations in international funds as the domestic environment settles into a lower return basis than previous years. We also continue to favor allocations to both mid- and small-cap sectors versus the mega-cap dominant S&P 500 Composite Index both for diversification and alpha opportunities. We are keeping a close eye on Federal Reserve tightening, and more so the implications that a strong dollar will have on multi-national companies.

New Century Balanced Portfolio (NCIPX) performed in line with its peers for the 12-month period ended October 31, 2014, returning 7.81% compared to an average return of 8.27% for the Morningstar Moderate Allocation Category. The Portfolio continues to be managed with an approximate 60/40 strategic split between equities and fixed income. Over the past year, the Portfolio has maintained an overweight to equities (~65%) and an underweight to fixed income (~35%). During the end of 2013 and early 2014, the Portfolio strategically trimmed holdings from top performing sectors such as Health Care and Consumer Staples. Given the surge in equities, and several sector allocations in particular, the equity allocation continued to grow during the fiscal year. In anticipation of market volatility and rich equity valuations, the focus shifted to a slight rebalancing to move closer to our currently targeted 60/40 allocation. Additional shifts from equity to non-traditional fixed income (see below) occurred just prior to the end of the fiscal year. In fact, the markets did experience a pick-up in volatility towards the end of September. One of the high impact areas of this volatility was the Energy sector. As oil prices tumbled, so too did various equity indices. The Portfolio’s overweight to Energy did have an impact on performance. We continue to hold Master Limited Partnership (“MLP”) positions as part of our Energy exposure, and that asset class continues to perform well despite the recent volatility in the Energy sector. The Portfolio ended the period with an overweight to equities. Within the equities, a strong bias remains towards large-caps, and particularly a tilt towards growth stocks. Fixed income remains broadly diversified, with a focus on non-traditional sectors such as Convertibles, Global Bonds, and High Yield.

New Century International Portfolio (NCFPX) performed in line with our benchmark, the MSCI EAFE Index, during the 12-month period ended October 31, 2014, returning -0.89% versus -0.61% for the MSCI EAFE Index, which was also in line with the Morningstar

Foreign Large Blend category. The Portfolio focused on core countries in Europe, while tilting exposure towards Japan and the Emerging Markets during the year. A key contributor was our strategic underweight to Australia, where falling iron ore prices and demand from China have become a headwind. The Portfolio also gained from increasing our Japan position, which is largely hedged against the deteriorating yen. We continue to believe Central Bank policies in Japan and the Euro-zone are diverging from the U.S. and U.K., and we have hedged part of our currency exposure on a regional level. While emerging markets were disappointing over the 12-month period, we believe strong demand from China, as they convert to a consumption economy, coupled with the opening of the Shanghai Stock-connect, will be a positive driver for emerging markets and the Portfolio. We have been reducing exposure to Brazil, as the re-election of President Dilma and subsequent Petrobras scandal weigh heavily on the region. With respect to market cap, the Portfolio has increased exposure to small-caps as we view their opportunities very favorable, although this remains a small allocation within the total Portfolio.

New Century Alternative Strategies Portfolio (NCHPX) returned 1.53% versus 2.66% for the Morningstar Multi-Alternative category from November 1, 2013 through October 31, 2014. The Portfolio has outperformed the Multi-Alternative category for the 3- and 5-year periods ended October 31, 2014. The Portfolio’s exposure to commodities and natural resources detracted from performance during the 12 months ended October 31, 2014, whereas exposure to real estate and MLPs have had a positive effect on the overall performance of the Portfolio. In the fixed income category, duration has been kept short using credit and currency investments to enhance returns. Management believes the Portfolio is well positioned to face potential rising equity market volatility.

We appreciate and thank you for your trust in New Century Portfolios.

Sincerely,

Nicole M. Tremblay, Esq. President, CEO	Susan K. Arnold Portfolio Manager

Andre M. Fernandes Portfolio Manager	Ronald A. Sugameli Portfolio Manager

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio holdings and opinions expressed herein are subject to change.

NEW CENTURY CAPITAL PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Capital Portfolio and S&P 500® Composite Index

Past performance is not predictive of future performance.
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
10/31/04
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
$22,001
$19,392
New Century Capital Portfolio: $19,392
S&P 500® Composite Index: $22,001

	Average Annual Total Returns For Periods Ended October 31, 2014
	1 Year	5 Years	10 Years
New Century Capital Portfolio (a)	11.53%	13.11%	6.85%
S&P 500® Composite Index*	17.27%	16.69%	8.20%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
*	The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY BALANCED PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Balanced Portfolio, S&P 500® Composite Index and
 Barclays U.S. Intermediate Government/Credit Index

	Average Annual Total Returns For Periods Ended October 31, 2014
	1 Year	5 Years	10 Years
New Century Balanced Portfolio (a)	7.81%	9.70%	5.87%
S&P 500® Composite Index*	17.27%	16.69%	8.20%
Barclays U.S. Intermediate Government/Credit Index*	2.28%	3.47%	4.05%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
*	The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Barclays U.S. Intermediate Government/Credit Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporates. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY INTERNATIONAL PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century International Portfolio, MSCI EAFE Index
 and MSCI ACWI ex-USA Index

$25,000
$20,000
$15,000
$10,000
$5,000
Past performance is not predictive of future performance.
$18,934
$18,770
$17,589
10/31/04
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
New Century International Portfolio: $18,770
MSCI EAFE Index: $17,589
MSCI ACWI ex-USA Index: $18,934

	Average Annual Total Returns For Periods Ended October 31, 2014
	1 Year	5 Years	10 Years
New Century International Portfolio (a)	-0.89%	5.48%	6.50%
MSCI EAFE Index*	-0.61%	6.52%	5.81%
MSCI ACWI ex-USA Index*	0.06%	6.09%	6.59%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
*	The MSCI EAFE (Europe, Australasia and Far East) Index is a free float weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 22 developed and 23 emerging market country indices. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in New Century Alternative Strategies Portfolio, S&P 500® Composite Index
 and Barclays U.S. Intermediate Government/Credit Index

	Average Annual Total Returns For Periods Ended October 31, 2014
	1 Year	5 Years	10 Years
New Century Alternative Strategies Portfolio (a)	1.53%	4.48%	4.01%
S&P 500® Composite Index*	17.27%	16.69%	8.20%
Barclays U.S. Intermediate Government/Credit Index*	2.28%	3.47%	4.05%

(a)	The total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
*	The S&P 500® Composite Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Barclays U.S. Intermediate Government/Credit Index is the non-securitized component of the U.S. Aggregate Index, and includes Treasuries, government-related issues, and corporates. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2014

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Vanguard 500 Index Fund - Admiral Shares	7.5%
Vanguard Dividend Growth Fund - Investor Shares	7.3%
Putnam Equity Income Fund - Class Y	5.9%
Wells Fargo Advantage Growth Fund - Administrator Class	5.3%
Fidelity Select Health Care Portfolio	5.0%
American Funds AMCAP Fund - Class A	4.4%
PowerShares Dynamic Pharmaceuticals Portfolio	4.0%
Dodge & Cox Stock Fund	3.9%
Putnam Equity Spectrum Fund - Class Y	3.7%
MFS Growth Fund - Class I	3.6%

NEW CENTURY CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2014

INVESTMENT COMPANIES — 98.3%	Shares	Value
Large-Cap Funds — 62.0%
American Funds AMCAP Fund - Class A	173,865	$5,102,948
ClearBridge Aggressive Growth Fund - Class I (b)	9,281	2,065,429
Dodge & Cox Stock Fund	24,694	4,435,983
Glenmede Large Cap Growth Portfolio	89,485	2,062,640
iShares Core S&P 500 ETF (a)	8,050	1,634,069
iShares MSCI USA Minimum Volatility ETF (a)	73,200	2,874,564
iShares S&P 500 Growth Index Fund (a)	29,200	3,205,868
iShares S&P 500 Value Index Fund (a)	43,105	3,951,866
JPMorgan Value Advantage Fund - Institutional Class	122,538	3,662,650
MFS Equity Opportunities Fund - Class I	58,831	1,667,871
MFS Growth Fund - Class I	56,732	4,118,144
Putnam Equity Income Fund - Class Y	305,784	6,815,931
RidgeWorth Large Cap Value Equity Fund - I Shares	197,873	3,571,600
Vanguard 500 Index Fund - Admiral Shares	46,473	8,663,567
Vanguard Dividend Growth Fund - Investor Shares	362,639	8,340,708
Weitz Partners Value Fund - Institutional Class (b)	88,546	3,015,883
Wells Fargo Advantage Growth Fund - Administrator Class	109,900	6,082,965
		71,272,686
Sector Funds — 17.5%
Fidelity Select Health Care Portfolio	25,323	5,791,343
iShares Dow Jones U.S. Energy Sector Index Fund (a)	43,900	2,178,318
Ivy Science and Technology Fund - Class I (b)	70,044	4,073,742
PowerShares Dynamic Pharmaceuticals Portfolio (a)	67,000	4,602,230
SPDR Gold Shares (a) (b) (c)	9,000	1,013,940
Tortoise MLP & Pipeline Fund - Institutional Class	131,857	2,428,797
		20,088,370
Mid-Cap Funds — 10.5%
iShares S&P MidCap 400 Growth Index Fund (a)	12,600	1,967,868
iShares S&P MidCap 400 Value Index Fund (a)	31,600	3,960,112
Putnam Equity Spectrum Fund - Class Y	96,945	4,252,961
SPDR S&P MidCap 400 ETF Trust (a)	7,102	1,833,168
		12,014,109
International Funds — 4.9%
MFS International Value Fund - Class I	56,022	2,014,006
Oppenheimer Developing Markets Fund - Class Y	47,443	1,855,956
Oppenheimer International Growth Fund - Class Y	49,817	1,773,484
		5,643,446
Small-Cap Funds — 3.4%
Hodges Small Cap Fund - Institutional Class	109,680	2,203,481
iShares S&P SmallCap 600 Value Index Fund (a)	15,200	1,747,088
		3,950,569

Total Investment Companies (Cost $78,527,667)		$112,969,180

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.8%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.01% (d) (Cost $2,120,203)	2,120,203	$2,120,203

Total Investments at Value — 100.1% (Cost $80,647,870)		$115,089,383

Liabilities in Excess of Other Assets — (0.1%)		(135,612)

Net Assets — 100.0%		$114,953,771

(a)	Exchange-traded fund.
(b)	Non-income producing security.
(c)	For federal income tax purposes, structured as a grantor trust.
(d)	The rate shown is the 7-day effective yield as of October 31, 2014.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2014

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Loomis Sayles Bond Fund - Institutional Class	7.9%
SPDR S&P MidCap 400 ETF Trust	5.5%
American Funds AMCAP Fund - Class A	5.5%
Templeton Global Bond Fund - Class A	5.3%
Dodge & Cox Income Fund	5.3%
iShares Core S&P 500 ETF	5.3%
Harding, Loevner International Equity Portfolio - Institutional Class	5.0%
PIMCO Income Fund - Institutional Class	5.0%
JPMorgan Value Advantage Fund - Institutional Class	4.9%
First Eagle Global Fund - Class A	4.7%

NEW CENTURY BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2014

INVESTMENT COMPANIES — 98.0%	Shares	Value
Large-Cap Funds — 27.1%
American Funds AMCAP Fund - Class A	136,996	$4,020,850
ClearBridge Aggressive Growth Fund - Class I (b)	10,459	2,327,611
iShares Core S&P 500 ETF (a)	19,100	3,877,109
John Hancock Disciplined Value Fund - Class I	173,563	3,363,649
JPMorgan Value Advantage Fund - Institutional Class	121,722	3,638,271
Wells Fargo Advantage Growth Fund - Administrator Class	49,418	2,735,302
		19,962,792
Fixed Income/Multi-Sector Bond Funds — 19.5%
BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	97,663	1,002,022
Dodge & Cox Income Fund	279,318	3,879,725
Loomis Sayles Bond Fund - Institutional Class	376,512	5,839,697
PIMCO Income Fund - Institutional Class	288,184	3,659,939
		14,381,383
International Funds — 13.1%
First Eagle Global Fund - Class A	63,248	3,472,305
Harding, Loevner International Equity Portfolio - Institutional Class	199,902	3,660,208
Lazard Global Listed Infrastructure Portfolio - Institutional Shares	102,110	1,522,464
Pear Tree Polaris Foreign Value Small Cap Fund - Institutional Class	78,555	1,007,856
		9,662,833
Sector Funds — 12.0%
Consumer Staples Select Sector SPDR Fund (a)	24,000	1,121,040
Fidelity Select Health Care Portfolio	12,267	2,805,404
iShares Dow Jones U.S. Energy Sector Index Fund (a)	46,500	2,307,330
Oppenheimer SteelPath MLP Select 40 Fund - Class Y (b)	156,246	2,049,949
SPDR Gold Shares (a) (b) (c)	5,300	597,098
		8,880,821
Worldwide Bond Funds — 7.6%
Loomis Sayles Global Bond Fund - Institutional Class	104,261	1,677,565
Templeton Global Bond Fund - Class A	292,075	3,887,519
		5,565,084
High Yield Bond Funds — 6.1%
Loomis Sayles Institutional High Income Fund	311,614	2,549,004
Oppenheimer Senior Floating Rate Fund - Class A	96,595	797,872
Oppenheimer Senior Floating Rate Fund - Class Y	136,642	1,125,927
		4,472,803
Mid-Cap Funds — 5.5%
SPDR S&P MidCap 400 ETF Trust (a)	15,780	4,073,134

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 98.0% (Continued)	Shares	Value
Convertible Bond Funds — 3.9%
Allianz AGIC Convertible Fund - Institutional Shares	79,605	$2,874,536

Small-Cap Funds — 3.2%
Brown Capital Management Small Company Fund - Institutional Class	15,408	1,154,043
iShares S&P SmallCap 600 Value Index Fund (a)	10,700	1,229,858
		2,383,901

Total Investment Companies (Cost $55,479,967)		$72,257,287

STRUCTURED NOTES — 1.1%	Par Value	Value
BNP Paribas Return Enhanced Notes Linked to the Performance of PowerShares S&P 500 Low Volatility Portfolio, due 03/31/2017 (b) (Cost $750,000)	$750,000	$831,956

MONEY MARKET FUNDS — 0.6%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.01% (d) (Cost $417,588)	417,588	$417,588

Total Investments at Value — 99.7% (Cost $56,647,555)		$73,506,831

Other Assets in Excess of Liabilities — 0.3%		229,976

Net Assets — 100.0%		$73,736,807

(a)	Exchange-traded fund.
(b)	Non-income producing security.
(c)	For federal income tax purposes, structured as a grantor trust.
(d)	The rate shown is the 7-day effective yield as of October 31, 2014.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2014

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
WisdomTree Japan Hedged Equity Fund	7.3%
Matthews Pacific Tiger Fund - Investor Class	7.1%
Franklin Mutual European Fund - Class A	6.8%
T. Rowe Price European Stock Fund	6.4%
Matthews Japan Fund - Institutional Class	6.3%
iShares MSCI Switzerland Index Fund	6.1%
Columbia European Equity Fund - Class A	5.7%
Oakmark International Fund - Class I	5.5%
Vanguard MSCI Europe ETF	5.3%
iShares MSCI Germany Index Fund	4.8%

NEW CENTURY INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2014

INVESTMENT COMPANIES — 98.9%	Shares	Value
Europe Funds — 40.0%
Columbia European Equity Fund - Class A	452,513	$3,190,215
Franklin Mutual European Fund - Class A	167,476	3,836,884
iShares MSCI Germany Index Fund (a)	99,600	2,712,108
iShares MSCI Switzerland Index Fund (a)	105,600	3,418,272
iShares MSCI United Kingdom Index Fund (a)	141,146	2,683,186
T. Rowe Price European Stock Fund	179,970	3,604,796
Vanguard MSCI Europe ETF (a)	55,200	2,990,184
		22,435,645
Diversified Funds — 27.9%
Columbia Acorn International Select Fund - Class A	44,559	1,182,610
Dodge & Cox International Stock Fund	31,901	1,416,099
Harbor International Fund - Institutional Class	17,368	1,182,619
Harding, Loevner International Equity Portfolio - Institutional Class	65,714	1,203,223
iShares MSCI EAFE Growth Index Fund (a)	10,900	745,124
iShares MSCI EAFE Value Index Fund (a)	11,800	640,032
Lazard Global Listed Infrastructure Portfolio - Institutional Shares	106,308	1,585,046
MFS International Value Fund - Class I	49,242	1,770,232
Oakmark International Fund - Class I	123,738	3,058,795
Pear Tree Polaris Foreign Value Small Cap Fund - Institutional Class	68,061	873,228
Templeton Institutional Funds - Foreign Smaller Companies Series	92,935	1,975,806
		15,632,814
Asia/Pacific Funds — 24.8%
iShares MSCI Australia Index Fund (a)	30,100	765,443
Matthews China Dividend Fund - Investor Class	114,473	1,583,156
Matthews Japan Fund - Institutional Class	213,698	3,532,424
Matthews Pacific Tiger Fund - Investor Class	138,629	3,966,166
WisdomTree Japan Hedged Equity Fund (a)	76,000	4,090,320
		13,937,509
Emerging Markets Funds — 5.0%
Aberdeen Emerging Markets Fund - Institutional Class	143,366	2,136,161
Vanguard MSCI Emerging Markets ETF (a)	15,400	656,656
		2,792,817
Americas Funds — 1.2%
JPMorgan Latin America Fund - Select Class	37,297	655,673

Total Investment Companies (Cost $45,169,791)		$55,454,458

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.2%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.01% (b) (Cost $692,353)	692,353	$692,353

Total Investments at Value — 100.1% (Cost $45,862,144)		$56,146,811

Liabilities in Excess of Other Assets — (0.1%)		(74,047)

Net Assets — 100.0%		$56,072,764

(a)	Exchange-traded fund.
(b)	The rate shown is the 7-day effective yield as of October 31, 2014.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
PORTFOLIO INFORMATION (Unaudited)
October 31, 2014

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Calamos Market Neutral Income Fund - Class A	5.8%
FPA Crescent Fund	5.6%
First Eagle Global Fund - Class A	5.3%
Touchstone Merger Arbitrage Fund - Institutional Shares	5.1%
Berwyn Income Fund	4.8%
361 Managed Futures Strategy Fund - Class I	4.7%
MainStay Marketfield Fund - Class I	4.1%
Merger Fund (The)	4.0%
AllianceBernstein Select US Long/Short Portfolio - Class I	4.0%
Weitz Partners III Opportunity Fund - Institutional Class	3.8%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2014

INVESTMENT COMPANIES — 96.7%	Shares	Value
Long/Short Equity Funds — 22.0%
AllianceBernstein Select US Long/Short Portfolio - Class I	400,572	$4,890,981
MainStay Marketfield Fund - Class I	297,338	4,947,709
Robeco Boston Partners Long/Short Research Fund - Institutional Class (b)	291,285	4,398,408
TFS Market Neutral Fund	24,838	383,750
Vanguard Market Neutral Fund - Investor Shares (b)	275,350	3,147,254
Wasatch Long/Short Fund	273,491	4,411,407
Weitz Partners III Opportunity Fund - Institutional Class (b)	275,137	4,564,527
		26,744,036
Arbitrage Funds — 16.2%
Calamos Market Neutral Income Fund - Class A	536,301	7,041,628
Gabelli ABC Fund - Advisor Class	150,288	1,531,429
Merger Fund (The)	304,742	4,915,491
Touchstone Merger Arbitrage Fund - Institutional Shares	591,053	6,194,238
		19,682,786
Global Macro Funds — 14.6%
BlackRock Global Allocation Fund - Class A	83,985	1,818,268
First Eagle Global Fund - Class A	117,036	6,425,243
Ivy Asset Strategy Fund - Class A	82,653	2,556,443
John Hancock Global Absolute Return Strategies Fund - Class I	255,921	2,945,651
Mutual Global Discovery Fund - Class Z	115,374	4,030,007
		17,775,612
Asset Allocation Funds — 10.4%
Berwyn Income Fund	405,709	5,761,061
FPA Crescent Fund	200,036	6,845,243
		12,606,304
High Yield/Fixed Income Funds — 9.3%
Aberdeen Asia-Pacific Income Fund, Inc. (d)	160,000	940,800
BlackRock Credit Allocation Income Trust (d)	70,000	947,800
PIMCO Dynamic Income Fund (d)	76,000	2,438,840
PIMCO Income Fund - Institutional Class	168,974	2,145,975
Templeton Global Bond Fund - Class A	183,514	2,442,570
Templeton Global Income Fund (d)	312,000	2,442,960
		11,358,945
Natural Resources Funds — 7.5%
Market Vectors Gold Miners ETF (a)	43,000	740,030
Oppenheimer SteelPath MLP Select 40 Fund - Class Y (b)	134,993	1,771,108
PIMCO CommoditiesPLUS Strategy Fund - Institutional Class	114,957	1,116,233
RS Global Natural Resources Fund - Class A	26,957	832,693

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 96.7% (Continued)	Shares	Value
Natural Resources Funds — 7.5% (Continued)
SPDR Gold Shares (a) (b) (c)	10,500	$1,182,930
Tortoise MLP & Pipeline Fund - Institutional Class	186,357	3,432,695
		9,075,689
Managed Futures Funds — 6.2%
361 Managed Futures Strategy Fund - Class I	498,606	5,689,095
AQR Managed Futures Strategy Fund - Class N	182,654	1,894,125
		7,583,220
Real Estate Funds — 5.6%
CBRE Clarion Global Real Estate Income Fund (d)	154,000	1,362,900
Vanguard REIT ETF (a)	41,000	3,238,590
Voya Global Real Estate Fund - Class I	106,081	2,166,177
		6,767,667
Option Hedged Funds — 3.0%
BlackRock Enhanced Equity Dividend Trust (d)	120,000	1,002,000
Swan Defined Risk Fund - Class I	222,589	2,613,198
		3,615,198
Deep Value/Distressed Securities Funds — 1.9%
Third Avenue Focused Credit Fund - Institutional Class	220,414	2,336,391

Total Investment Companies (Cost $102,331,547)		$117,545,848

STRUCTURED NOTES — 2.5%	Par Value	Value
BNP Paribas Buffered Return Enhanced Notes Linked to the Performance of WTI Crude Oil, due 03/24/2016 (b)	$1,500,000	$1,348,870
JPMorgan Chase & Co., Dual Directional Contingent Buffered Return Enhanced Notes Linked to the EURO STOXX 50 Index, due 12/14/2016 (b)	1,800,000	1,647,180

Total Structured Notes (Cost $3,300,000)		$2,996,050

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.1%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.01% (e) (Cost $1,320,900)	1,320,900	$1,320,900

Total Investments at Value — 100.3% (Cost $106,952,447)		$121,862,798

Liabilities in Excess of Other Assets — (0.3%)		(316,302)

Net Assets — 100.0%		$121,546,496

(a)	Exchange-traded fund.
(b)	Non-income producing security.
(c)	For federal income tax purposes, structured as a grantor trust.
(d)	Closed-end fund.
(e)	The rate shown is the 7-day effective yield as of October 31, 2014.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2014

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$80,647,870	$56,647,555	$45,862,144	$106,952,447
At value (Note 1A)	$115,089,383	$73,506,831	$56,146,811	$121,862,798
Cash	—	—	—	16,812
Dividends receivable	19	23,845	6	24,186
Receivable for investment securities sold	—	304,779	—	—
Receivable for capital shares sold	3,191	3,456	681	8,338
Other assets	5,653	3,591	2,929	6,137
TOTAL ASSETS	115,098,246	73,842,502	56,150,427	121,918,271

LIABILITIES
Payable for investment securities purchased	—	23,065	—	260,044
Payable for capital shares redeemed	11,294	2,344	9,309	2,191
Payable to Adviser (Note 2)	94,528	58,103	47,910	79,956
Payable to Distributor (Note 3)	23,500	10,900	10,600	13,500
Other accrued expenses	15,153	11,283	9,844	16,084
TOTAL LIABILITIES	144,475	105,695	77,663	371,775

NET ASSETS	$114,953,771	$73,736,807	$56,072,764	$121,546,496

Net assets consist of:
Paid-in capital	$66,827,800	$52,130,526	$39,353,206	$110,400,180
Accumulated net investment income (loss)	(65,407)	32,950	393,443	(165,240)
Accumulated net realized gains (losses) on investments	13,749,865	4,714,055	6,041,448	(3,598,795)
Net unrealized appreciation on investments	34,441,513	16,859,276	10,284,667	14,910,351
Net assets	$114,953,771	$73,736,807	$56,072,764	$121,546,496

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,434,138	4,390,070	3,762,421	9,252,760

Net asset value, offering price and redemption price per share (a)	$21.15	$16.80	$14.90	$13.14

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2014

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,547,232	$1,651,504	$1,269,509	$2,217,897
Interest	—	—	—	22,963
Total investment income	1,547,232	1,651,504	1,269,509	2,240,860

EXPENSES
Investment advisory fees (Note 2)	1,105,990	695,522	596,722	933,159
Distribution costs (Note 3)	268,376	143,359	126,665	235,714
Accounting fees	50,514	40,343	37,181	53,030
Administration fees (Note 2)	40,040	26,509	22,343	43,348
Legal and audit fees	35,248	27,420	22,458	37,818
Trustees’ fees (Note 2)	36,774	23,537	19,166	40,524
Transfer agent fees	26,779	21,382	19,725	28,114
Custody and bank service fees	20,528	14,688	12,939	21,838
Insurance expense	8,673	5,550	4,672	9,818
Postage & supplies	7,582	4,863	4,324	6,733
Other expenses	12,135	10,432	9,821	13,403
Total expenses	1,612,639	1,013,605	876,016	1,423,499

NET INVESTMENT INCOME (LOSS)	(65,407)	637,899	393,493	817,361

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	12,309,795	3,628,603	5,452,098	1,346,766
Capital gain distributions from regulated investment companies	2,163,549	1,240,264	589,544	1,612,359
Net change in unrealized appreciation (depreciation) on investments	(1,938,516)	(62,987)	(6,883,739)	(1,966,593)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	12,534,828	4,805,880	(842,097)	992,532

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,469,421	$5,443,779	$(448,604)	$1,809,893

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Capital Portfolio
	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS
Net investment loss	$(65,407)	$(3,885)
Net realized gains from security transactions	12,309,795	10,120,888
Capital gain distributions from regulated investment companies	2,163,549	440,532
Net change in unrealized appreciation (depreciation) on investments	(1,938,516)	11,827,607
Net increase in net assets from operations	12,469,421	22,385,142

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on security transactions (Note 1E)	(10,250,145)	(4,174,787)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	—	12,773,191
Proceeds from shares sold	1,834,772	3,510,261
Proceeds from redemption fees collected (Note 1B)	136	724
Net asset value of shares issued in reinvestment of distributions to shareholders	9,899,484	4,040,782
Payments for shares redeemed	(11,828,041)	(13,370,844)
Net increase (decrease) in net assets from capital share transactions	(93,649)	6,954,114

TOTAL INCREASE IN NET ASSETS	2,125,627	25,164,469

NET ASSETS
Beginning of year	112,828,144	87,663,675
End of year	$114,953,771	$112,828,144

ACCUMULATED NET INVESTMENT LOSS	$(65,407)	$—

CAPITAL SHARE ACTIVITY
Shares issued in conjunction with fund merger (Note 1)	—	708,515
Shares sold	90,311	191,859
Shares reinvested	497,461	236,580
Shares redeemed	(576,155)	(708,926)
Net increase in shares outstanding	11,617	428,028
Shares outstanding, beginning of year	5,422,521	4,994,493
Shares outstanding, end of year	5,434,138	5,422,521

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Balanced Portfolio
	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS
Net investment income	$637,899	$797,755
Net realized gains from security transactions	3,628,603	4,244,536
Capital gain distributions from regulated investment companies	1,240,264	432,660
Net change in unrealized appreciation (depreciation) on investments	(62,987)	4,608,660
Net increase in net assets from operations	5,443,779	10,083,611

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(790,570)	(794,645)
From net realized gains on security transactions (Note 1E)	(3,999,254)	—
Decrease in net assets from distributions to shareholders	(4,789,824)	(794,645)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,165,864	2,946,146
Proceeds from redemption fees collected (Note 1B)	—	1
Net asset value of shares issued in reinvestment of distributions to shareholders	4,582,522	768,274
Payments for shares redeemed	(6,122,526)	(8,371,973)
Net increase (decrease) in net assets from capital share transactions	1,625,860	(4,657,552)

TOTAL INCREASE IN NET ASSETS	2,279,815	4,631,414

NET ASSETS
Beginning of year	71,456,992	66,825,578
End of year	$73,736,807	$71,456,992

ACCUMULATED NET INVESTMENT INCOME	$32,950	$185,621

CAPITAL SHARE ACTIVITY
Shares sold	191,900	193,485
Shares reinvested	286,766	52,478
Shares redeemed	(373,561)	(552,033)
Net increase (decrease) in shares outstanding	105,105	(306,070)
Shares outstanding, beginning of year	4,284,965	4,591,035
Shares outstanding, end of year	4,390,070	4,284,965

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century International Portfolio
	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS
Net investment income	$393,493	$400,696
Net realized gains from security transactions	5,452,098	7,854,026
Capital gain distributions from regulated investment companies	589,544	225,293
Net change in unrealized appreciation (depreciation) on investments	(6,883,739)	1,406,537
Net increase (decrease) in net assets from operations	(448,604)	9,886,552

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(361,371)	(642,497)
From net realized gains on security transactions (Note 1E)	(4,279,496)	—
Decrease in net assets from distributions to shareholders	(4,640,867)	(642,497)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,123,604	2,276,174
Proceeds from redemption fees collected (Note 1B)	2	3
Net asset value of shares issued in reinvestment of distributions to shareholders	4,538,606	631,930
Payments for shares redeemed	(7,207,518)	(6,710,756)
Net decrease in net assets from capital share transactions	(1,545,306)	(3,802,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,634,777)	5,441,406

NET ASSETS
Beginning of year	62,707,541	57,266,135
End of year	$56,072,764	$62,707,541

ACCUMULATED NET INVESTMENT INCOME	$393,443	$361,321

CAPITAL SHARE ACTIVITY
Shares sold	73,873	152,928
Shares reinvested	296,060	43,581
Shares redeemed	(467,703)	(449,438)
Net decrease in shares outstanding	(97,770)	(252,929)
Shares outstanding, beginning of year	3,860,191	4,113,120
Shares outstanding, end of year	3,762,421	3,860,191

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Alternative Strategies Portfolio
	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS
Net investment income	$817,361	$467,373
Net realized gains from security transactions	1,346,766	1,535,433
Capital gain distributions from regulated investment companies	1,612,359	889,507
Net change in unrealized appreciation (depreciation) on investments	(1,966,593)	5,147,864
Net increase in net assets from operations	1,809,893	8,040,177

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(748,917)	(668,997)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,507,050	15,300,515
Proceeds from redemption fees collected (Note 1B)	335	2,722
Net asset value of shares issued in reinvestment of distributions to shareholders	721,862	656,678
Payments for shares redeemed	(16,154,264)	(17,192,246)
Net decrease in net assets from capital share transactions	(2,925,017)	(1,232,331)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,864,041)	6,138,849

NET ASSETS
Beginning of year	123,410,537	117,271,688
End of year	$121,546,496	$123,410,537

ACCUMULATED NET INVESTMENT LOSS	$(165,240)	$(233,684)

CAPITAL SHARE ACTIVITY
Shares sold	950,486	1,205,497
Shares reinvested	55,358	53,258
Shares redeemed	(1,229,535)	(1,360,199)
Net decrease in shares outstanding	(223,691)	(101,444)
Shares outstanding, beginning of year	9,476,451	9,577,895
Shares outstanding, end of year	9,252,760	9,476,451

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$20.81	$17.55	$16.11	$15.41	$13.26

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.00)	(0.01)	(0.04)	(0.03)
Net realized and unrealized gains on investments	2.29	4.11	1.54	0.74	2.21
Total from investment operations	2.28	4.11	1.53	0.70	2.18

Less distributions:
Distributions from net investment income	—	—	—	—	(0.03)
Distributions from net realized gains	(1.94)	(0.85)	(0.09)	—	—
Total distributions	(1.94)	(0.85)	(0.09)	—	(0.03)

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	0.00 (a)	—	—	0.00 (a)

Net asset value, end of year	$21.15	$20.81	$17.55	$16.11	$15.41

TOTAL RETURN (b)	11.53%	24.45%	9.57%	4.54%	16.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$114,954	$112,828	$87,664	$88,602	$93,266

Ratio of expenses to average net assets (c)	1.41%	1.43%	1.46%	1.42%	1.40%

Ratio of net investment loss to average net assets (d)	(0.06%)	(0.00%)	(0.05%)	(0.25%)	(0.20%)

Portfolio turnover	26%	28%	7%	60%	10%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).
(d)	Recognition of net investment loss by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.68	$14.56	$13.59	$13.22	$11.93

Income from investment operations:
Net investment income	0.15	0.18	0.17	0.20	0.15
Net realized and unrealized gains on investments	1.10	2.12	0.97	0.37	1.30
Total from investment operations	1.25	2.30	1.14	0.57	1.45

Less distributions:
Distributions from net investment income	(0.19)	(0.18)	(0.17)	(0.20)	(0.16)
Distributions from net realized gains	(0.94)	—	—	—	—
Total distributions	(1.13)	(0.18)	(0.17)	(0.20)	(0.16)

Proceeds from redemption fees collected (Note 1B)	—	0.00 (a)	0.00 (a)	0.00 (a)	—

Net asset value, end of year	$16.80	$16.68	$14.56	$13.59	$13.22

TOTAL RETURN (b)	7.81%	15.97%	8.54%	4.29%	12.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$73,737	$71,457	$66,826	$64,582	$64,880

Ratio of expenses to average net assets (c)	1.40%	1.43%	1.45%	1.43%	1.44%

Ratio of net investment income to average net assets (d)	0.88%	1.17%	1.18%	1.39%	1.20%

Portfolio turnover	16%	21%	13%	17%	7%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.24	$13.92	$13.41	$14.53	$12.70

Income (loss) from investment operations:
Net investment income	0.11	0.11	0.15	0.10	0.09
Net realized and unrealized gains (losses) on investments	(0.22)	2.37	0.46	(1.14)	1.82
Total from investment operations	(0.11)	2.48	0.61	(1.04)	1.91

Less distributions:
Distributions from net investment income	(0.10)	(0.16)	(0.10)	(0.08)	(0.08)
Distributions from net realized gains	(1.13)	—	—	—	—
Total distributions	(1.23)	(0.16)	(0.10)	(0.08)	(0.08)

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$14.90	$16.24	$13.92	$13.41	$14.53

TOTAL RETURN (b)	(0.89%)	17.95%	4.60%	(7.22%)	15.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$56,073	$62,708	$57,266	$61,262	$68,947

Ratios of expenses to average net assets (c)	1.47%	1.43%	1.50%	1.46%	1.45%

Ratios of net investment income to average net assets (d)	0.66%	0.67%	1.03%	0.63%	0.57%

Portfolio turnover	22%	32%	4%	13%	4%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.02	$12.24	$11.80	$11.87	$11.11

Income (loss) from investment operations:
Net investment income	0.09	0.05	0.14	0.17	0.08
Net realized and unrealized gains (losses) on investments	0.11	0.80	0.47	(0.09)	0.83
Total from investment operations	0.20	0.85	0.61	0.08	0.91

Less distributions:
Distributions from net investment income	(0.08)	(0.07)	(0.17)	(0.15)	(0.15)

Proceeds from redemption fees collected (Note 1B)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$13.14	$13.02	$12.24	$11.80	$11.87

TOTAL RETURN (b)	1.53%	6.99%	5.26%	0.62%	8.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$121,546	$123,411	$117,272	$114,841	$135,287

Ratio of expenses to average net assets (c)	1.14%	1.13%	1.11%	1.09%	1.10%

Ratio of net investment income to average net assets (d)	0.66%	0.39%	1.15%	1.48%	0.74%

Portfolio turnover	29%	25%	32%	31%	22%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.
(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests (Note 2).
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

(1) SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of four series: New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios” and each, a “Portfolio”). New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989. New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Adviser”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment adviser to each Portfolio. Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., serves as the distributor and principal underwriter to each Portfolio.

On February 28, 2013, New Century Capital Portfolio consummated a tax-free merger with New Century Opportunistic Portfolio, a former series of New Century. Pursuant to the terms of the merger agreement, each share of New Century Opportunistic Portfolio was converted into an equivalent dollar amount of shares of New Century Capital Portfolio, based on each Portfolio’s respective net asset value as of February 28, 2013 ($11.52 and $18.03, respectively), resulting in each share of New Century Opportunistic Portfolio receiving 0.638960 shares of New Century Capital Portfolio. New Century Capital Portfolio issued 708,515 shares to shareholders of New Century Opportunistic Portfolio. Net assets of New Century Capital and New Century Opportunistic Portfolios as of the merger date were $92,126,682 and $12,773,191, respectively, including unrealized appreciation on investments of $26,607,892 and $3,792,313, respectively. In addition, New Century Opportunistic Portfolio’s net assets included accumulated net realized capital losses on investments of $1,123,635. Total net assets of New Century Capital Portfolio immediately after the merger were $104,899,873.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including exchange traded funds (“ETFs”), that emphasize investments in equity securities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs, that emphasize investments in equity securities (domestic

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

and foreign), fixed income (domestic and foreign), or in a composite of such securities. This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity and fixed income securities (foreign, with less emphasis on domestic, worldwide, emerging markets and domestic).

The investment objective of New Century Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of other registered investment companies, including ETFs and closed-end funds, that emphasize alternative strategies and have low correlation to the securities in the S&P 500 Composite Index.

The price of shares of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus. The Portfolios may also invest in closed-end investment companies, exchange-traded funds, and to a certain extent, directly in securities when the Adviser deems it appropriate. Investments in closed-end investment companies, exchange-traded funds and direct investments in securities are valued at market prices, as described in the paragraph below.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Adviser believes do not reflect market value are valued at their fair value as determined in good faith by the Adviser under

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

the procedures established by the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors considered in determining the value of portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Structured Notes held by New Century Balanced and New Century Alternative Strategies Portfolios are typically classified as Level 2 since the values for such securities are customarily based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, underlying index values and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Portfolio’s investments by security type as of October 31, 2014:

New Century Capital Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$112,969,180	$—	$—	$112,969,180
Money Market Funds	2,120,203	—	—	2,120,203
Total	$115,089,383	$—	$—	$115,089,383

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

New Century Balanced Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$72,257,287	$—	$—	$72,257,287
Structured Notes	—	831,956	—	831,956
Money Market Funds	417,588	—	—	417,588
Total	$72,674,875	$831,956	$—	$73,506,831

New Century International Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$55,454,458	$—	$—	$55,454,458
Money Market Funds	692,353	—	—	692,353
Total	$56,146,811	$—	$—	$56,146,811

New Century Alternative Strategies Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$117,545,848	$—	$—	$117,545,848
Structured Notes	—	2,996,050	—	2,996,050
Money Market Funds	1,320,900	—	—	1,320,900
Total	$118,866,748	$2,996,050	$—	$121,862,798

Refer to each Portfolio’s Schedule of Investments for a listing of the securities using Level 1 and Level 2 inputs. As of October 31, 2014, the Portfolios did not have any transfers in and out of any Level. In addition, the Portfolios did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2014. It is the Portfolios’ policy to recognize transfers into and out of any Level at the end of the reporting period.

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. This redemption fee applies to all shareholders and accounts; however, each Portfolio reserves the right to waive such redemption fees on employer sponsored retirement accounts. No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares. During the years ended October 31, 2014 and 2013, proceeds from redemption fees totaled $136 and $724, respectively, for New Century Capital Portfolio; $0 and $1,

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

respectively, for New Century Balanced Portfolio; $2 and $3, respectively, for New Century International Portfolio; and $335 and $2,722, respectively, for New Century Alternative Strategies Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

C.	Investment Transactions

Investment transactions are recorded on a trade date basis for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification method.

D.	Income Recognition

Interest, if any, is accrued on portfolio investments daily. Dividend income and capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-dividend date.

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios. Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended October 31, 2014 and 2013 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
New Century Capital Portfolio
October 31, 2014	$100,544	$10,149,601	$10,250,145
October 31, 2013	$—	$4,174,787	$4,174,787
New Century Balanced Portfolio
October 31, 2014	$790,570	$3,999,254	$4,789,824
October 31, 2013	$794,645	$—	$794,645
New Century International Portfolio
October 31, 2014	$361,371	$4,279,496	$4,640,867
October 31, 2013	$642,497	$—	$642,497
New Century Alternative Strategies Portfolio
October 31, 2014	$748,917	$—	$748,917
October 31, 2013	$668,997	$—	$668,997

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Adviser. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	INVESTMENT ADVISORY FEES, ADMINISTRATIVE AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has entered into an Investment Advisory Agreement with the Adviser. Investment advisory fees for each Portfolio are computed daily and paid monthly. The investment advisory fees for New Century Capital and New Century International Portfolios are computed at an annualized rate of 1.00% (100 basis points) on the first $100 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount. The investment advisory fees for New Century Balanced Portfolio are computed at an annualized rate of 1.00% (100 basis points) on the first $50 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount. The investment advisory fees for New Century Alternative Strategies Portfolio are computed at an annualized rate of 0.75% (75 basis points) of average daily net assets. The advisory fees are calculated based on the net assets of each Portfolio separately, and not on the total net assets of the Portfolios combined. Prior to May 1, 2014, the investment advisory fee for New Century Balanced Portfolio was computed at an annualized rate of 1.00% (100 basis points) on the first $100 million of average daily net assets and 0.75% (75 basis points) of average daily net assets exceeding that amount.

The Adviser has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.50% of average net assets for each of the Portfolios. The limitation on total expenses does not include a Portfolio’s proportionate share of expenses of the underlying investment companies (i.e. acquired fund fees and expenses) in which such Portfolio invests. This contractual agreement is in place until March 1, 2015. During the year ended October 31, 2014, no reduction of advisory fees was necessary with respect to any Portfolio.

Any advisory fee reductions and/or any other operating expenses absorbed by the Adviser pursuant to the expense limitation agreement shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Portfolio’s

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

current total operating expenses for such year does not exceed the applicable existing limitation on Portfolio expenses, and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of October 31, 2014, there are no such amounts due to the Adviser.

Fees paid by the Portfolios pursuant to an Administration Agreement with the Adviser to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the overseeing of the Portfolios’ affairs.

The Portfolios pay each Trustee who is not affiliated with the Adviser a $16,000 annual retainer, paid quarterly, and a per meeting fee of $6,000 for regularly scheduled meetings. The Portfolios will also pay each Trustee who is not affiliated with the Adviser a $6,000 special meeting fee if such meeting is held independently of a regularly scheduled meeting. Any Trustee who is affiliated with the Adviser and any officer of New Century does not receive compensation from the Portfolios at this time.

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH RELATED PARTIES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940, as amended, and Rule 12b-1 thereunder. Under the Plan, each Portfolio may pay up to 0.25% (25 basis points) of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

During the year ended October 31, 2014, the Distributor received $268,376, $143,359, $126,665 and $235,714 from New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively, pursuant to the Plan. As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the year ended October 31, 2014, the Distributor also received sales commissions and other compensation of $17,064, $37,136, $22,091 and $73,359 in connection with the purchase of investment company shares by New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios, respectively. The Distributor has voluntarily agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation it has received as a result of a Portfolio’s investment in other investment companies.

Certain officers and Trustees of New Century are also officers and/or directors of the Adviser and the Distributor.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

(4)	INVESTMENT TRANSACTIONS

During the year ended October 31, 2014, the cost of purchases and the proceeds from sales of securities other than short-term investments and U.S. government securities were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$29,070,879	$11,801,515	$13,287,751	$35,779,340
Proceeds from sales of investment securities	$38,399,087	$12,397,477	$18,698,756	$35,156,517

(5)	TAX MATTERS

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Portfolios of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended October 31, 2014, New Century Capital Portfolio reclassified $313 of distributions in excess of net realized gains against paid-in-capital. This reclassification is reflected on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and the income tax reporting requirements, has no effect on New Century Capital Portfolio’s net assets or net asset value per share.

The tax character of accumulated earnings at October 31, 2014 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$—	$125,449	$450,534	$—
Net unrealized appreciation	34,441,118	16,704,935	10,284,667	14,783,400
Capital loss carryforwards	(361,481)	—	—	(3,471,844)
Undistributed long-term gains	14,111,741	4,775,897	5,984,357	—
Qualified ordinary late year losses	(65,407)	—	—	(165,240)
Total accumulated earnings	$48,125,971	$21,606,281	$16,719,558	$11,146,316

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

The following information is based upon the federal income tax cost of investment securities as of October 31, 2014:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$80,648,265	$56,801,896	$45,862,144	$107,079,398
Gross unrealized appreciation	$34,705,732	$16,737,627	$10,908,796	$17,051,236
Gross unrealized depreciation	(264,614)	(32,692)	(624,129)	(2,267,836)
Net unrealized appreciation	$34,441,118	$16,704,935	$10,284,667	$14,783,400

The difference between the federal income tax cost of portfolio investments and the financial statement cost for New Century Capital, New Century Balanced and New Century Alternative Strategies Portfolios is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended October 31, 2014, New Century Capital Portfolio and New Century Alternative Strategies Portfolio utilized $361,481 and $2,215,150, respectively, of short-term capital loss carryforwards to offset current year realized gains.

As of October 31, 2014, New Century Capital and New Century Alternative Strategies Portfolios had the following capital loss carryforwards for federal income tax purposes, which may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

	New Century Capital Portfolio	New Century Alternative Strategies Portfolio
Expires October 31, 2015 - short-term	$361,481	$—
Expires October 31, 2017 - short-term	—	1,640,822
Expires October 31, 2018 - short-term	—	1,831,022
	$361,481	$3,471,844

As a result of the merger described in Note 1, pre-merger short-term capital loss carryforwards, which were acquired by New Century Capital Portfolio from New Century Opportunistic Portfolio, are subject to annual limitations under Sections 381-384 of the Code. The short-term capital loss carryforwards of $361,481 are subject to limitation for fiscal year 2015.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

Net qualified ordinary late year losses, incurred after December 31, 2013 and within the taxable year, are deemed to arise on the first day of the Portfolios’ next taxable year. For the year ended October 31, 2014, New Century intends to defer to November 1, 2014 for federal tax purposes qualified ordinary late year losses as follows:

New Century Capital Portfolio	$65,407
New Century Alternative Strategies Portfolio	$165,240

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2011 through October 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Portfolio identifies its major tax jurisdiction as U.S. Federal.

(6)	INVESTMENT IN OTHER INVESTMENT COMPANIES

The Portfolios are funds of funds which invest primarily in the shares of registered open-end and closed-end investment companies, including exchange-traded investment companies, which are commonly referred to as “ETFs.” Thus, each Portfolio is affected by the performance of those companies.  Investing in investment companies does not eliminate investment risk.

Closed-end investment companies and ETFs trade on securities exchanges, and the market price for which such securities trade may not correspond exactly with the net asset value of the investment company. In addition, closed-end investment companies may trade infrequently, with small volume and at a discount to the net asset value, which may affect the Portfolio’s ability to sell shares of the fund at a reasonable price. Further, ETFs which hold stocks included in a particular index and will not be able to perfectly replicate the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

(7)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios. Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, New Century expects the risk of loss to be remote.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2014

(8)	SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NEW CENTURY PORTFOLIOS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
 and the Shareholders of New Century Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio, each a series of shares of beneficial interest of New Century Portfolios (the “Portfolios”), as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for the each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 December 18, 2014

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS
(Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees. Each Trustee serves during his or her lifetime until such Trustee’s termination, or death, resignation, retirement or removal. The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Trustee and executive officer of New Century:

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
*John W. Filoon, III 100 William Street, Ste. 200 Wellesley, MA 02481 1961	Since 2013	Trustee	President, Chief Operating Officer and Director, Weston Financial Group, Inc.; CEO (since 2013), Secretary and Director (since 2011), and General Securities Principal (since 2012), Weston Securities Corporation; Managing Director of Investments, SVP Bank of America Merrill Lynch (2009-2011).	4	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 1947	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	4	None
Roger A. Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 1930	Since 1989	Trustee	Retired.	4	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 1945	Since 1988	Trustee	Financial Consultant.	4	Director, The Milford National Bank & Trust Company since 1996.

*	John W. Filoon, III is considered to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Filoon is an interested person because he is an officer of the Adviser and the Distributor.

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name, Address And Birth Year	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers
Nicole M. Tremblay, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 1973	Since 2011 Since 2002 2002 to 2011	President (CEO) Chief Compliance Officer Chief Financial Officer, Treasurer, Secretary	Senior Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; President, Chief Compliance Officer, and General Securities Principal, Weston Securities Corporation.
Ronald A. Sugameli 100 William Street, Ste. 200 Wellesley, MA 02481 1952	Since 1997	Vice President	Portfolio Manager since 2002; Managing Director, Chief Investment Officer, Secretary, Weston Financial Group, Inc.; Vice President, Secretary, Weston Securities Corporation.
Stephen G. DaCosta 100 William Street, Ste. 200 Wellesley, MA 02481 1955	Since 2011	Chief Financial Officer, Treasurer	Vice President, Divisional Controller, Weston Financial Group, Inc.; Vice President, Financial Operations Principal, Weston Securities Corporation.
Kimberly S. Berliner 100 William Street, Ste. 200 Wellesley, MA 02481 1975	Since 2014	Vice President, Secretary	Senior Compliance Analyst, Weston Financial Group, Inc., since 2013; Portfolio Compliance Specialist, MFS Investment Management (2010-2011).
Susan K. Arnold 100 William Street, Ste. 200 Wellesley, MA 02481 1959	Since 1998 1998 to 2011	Vice President, Assistant Treasurer
Portfolio Manager since 2011; Assistant Portfolio Manager 1998 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation

Andre M. Fernandes 100 William Street, Ste. 200 Wellesley, MA 02481 1978	Since 2011	Vice President
Portfolio Manager since 2011; Assistant Portfolio Manager 2002 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-639-0102.

Further, the Board of Trustees and New Century’s principal executive officer, principal financial officer and other persons performing similar functions have adopted a Code of Ethics. To obtain a free copy of the Code of Ethics, please call 1-888-639-0102.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other expenses. The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2014) and held until the end of the period (October 31, 2014).

The table below illustrates each Portfolio’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with an initial investment of $1,000 in each of the Portfolios. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds. It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)
 (Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

New Century Capital Portfolio
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,054.30	$7.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.05	$7.22

*
Expenses are equal to the New Century Capital Portfolio’s annualized expense ratio of 1.42% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Balanced Portfolio
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,033.80	$6.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.35	$6.92

*
Expenses are equal to the New Century Balanced Portfolio’s annualized expense ratio of 1.36% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century International Portfolio
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$967.50	$7.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.80	$7.48

*
Expenses are equal to the New Century International Portfolio’s annualized expense ratio of 1.47% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)
(Continued)

New Century Alternative Strategies Portfolio
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$994.70	$5.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.46	$5.80

*
Expenses are equal to the New Century Alternative Strategies Portfolio’s annualized expense ratio of 1.14% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston” and/or “Adviser”) serves as the investment adviser to each Portfolio of New Century. The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each Investment Advisory Agreement between a Portfolio and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees, including by a vote of majority of the Trustees who are not “interested persons” of the Portfolio (the “Independent Trustees”), cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board of Trustees (the “Board”) of New Century Portfolios (the “Trust” and/or “New Century”) held on September 29, 2014, the Board, including a majority of the Independent Trustees, voted to approve the continuance of each Investment Advisory Agreement (collectively, the “Advisory Agreements”) on behalf of each of the Capital, Balanced, International and Alternative Strategies Portfolios for an additional one-year period through October 31, 2015. In approving the continuance of the Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the advisory fee structures were fair and reasonable and that continuance of the Advisory Agreements was in the best interests of the Portfolios and their shareholders. The approval of the Advisory Agreements, including the advisory fees proposed in connection with the continuation of agreements, was unanimous and thus included a majority of the Independent Trustees and by a majority of the entire Board.

The Board was assisted in their review of the Advisory Agreements by the Chief Compliance Officer (the “CCO”), who also serves as the President and Chief Executive Officer of the Trust. The CCO is an interested person, as defined by the 1940 Act. The CCO provided to the Board per the Trustees’ request, the following materials to assist in their review of the Advisory Agreements: (i) a detailed memorandum prepared by Counsel outlining the Trustees’ fiduciary responsibilities relating to New Century’s corporate/trust doctrines and the 1940 Act to assist in determining whether to continue with the Advisory Agreements; (ii) an expense ratio analysis chart detailing the net and gross expense ratios for each Portfolio (as compared to each Portfolio’s respective Morningstar category and based on various ranges of assets under management); and (iii) expense analysis charts demonstrating fees, expenses and investment performance for each of the Portfolios (as compared to comparable groups of funds and benchmarks as classified by Morningstar for the periods ending June 30, 2013 and June 30, 2014). In their discussion with the CCO, the Board was provided a reasonable basis for the Trustees to conclude that the investment advisory fees proposed in connection with each of the Advisory Agreements were reasonable with respect to the Portfolios.

The Independent Trustee’s counsel noted that the Board has always taken a very thorough approach with respect to the annual renewal process, which is one of the most important duties of the Board. Counsel explained that his firm served as counsel to the Trust and its trustees who were not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). He noted that his firm does not serve as counsel to the

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

Adviser nor the Distributor. Counsel then reviewed the Board’s responsibilities with respect to the renewal of investment advisory and distribution agreements under federal and state law, noting that Section 15(c) of the 1940 Act imposes a duty on all board members to request such information as they believe to be reasonably necessary to evaluate the terms of any investment advisory agreement. He explained that there also is a corresponding duty imposed on the Adviser to provide requested information, and any additional information that the Adviser believes to be reasonably necessary for the Board to evaluate the terms of the Agreements.

Counsel further added that the Board has had years of discussion and counseling with respect to the issues covered, including contemporaneous detailed briefing of trustees on the major cases handed down during recent years. The Board has also received appropriate briefings on recent cases brought by the U.S. Securities and Exchange Commission (the “Commission”) that addressed the Commission’s views on how Boards should perform their duties. The trustees have devoted significant time and attention not only to the governing laws, but to the facts and circumstances that are relevant to decisions made in accordance with that law.

Counsel then reminded the Board that they were permitted to take into account quantitative and qualitative information furnished to the Board throughout the year at regular Board meetings and Audit Committee meetings, in the required monthly reports from Management, as well as materials prepared specifically in connection with the annual review of the Advisory Agreements. At such regular meetings, the Trustees typically received investment performance reports and related financial information concerning the Portfolios, brokerage commissions and execution reports provided by the Adviser, and information provided by the Portfolio Managers and their team of assistants and analysts covering the specific performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives, among other reports.

Counsel discussed various factors the Trustees should consider when reviewing the investment advisory and distribution agreements. He added that the Adviser provides certain administrative services to the Trust pursuant to an Administration Agreement, and that although the Administration Agreement is not technically subject to the provisions of Section 15(c) of the 1940 Act, it is appropriate for the Trustees to employ the same criteria in reviewing the renewal of the Administration Agreement as they do the Advisory Agreements and Distribution Agreement. This would include the Board’s consideration of the benefit to the Adviser by way of compensation it receives from its role as the Administrator of the Trust. Counsel noted that Section 15(c) of the 1940 Act and the rules thereunder required that the investment advisory agreements and the distribution agreement be approved by a majority of the Independent Trustees at an in-person meeting. It was noted for the record that of the Trustees, including the Independent Trustees, a majority of the Independent Trustees and a majority of the full Board were participating in-person at this meeting.

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

Counsel further explained that the Board had previously discussed their fiduciary duties and responsibilities extensively at prior meetings during the year and in prior years, and that through its oversight of the Adviser the Board had demonstrated that it was sensitive to the Portfolios’ expenses. He noted that the Trustees stay up-to-date on current topics in the industry, such as the Jones v. Harris and the Gallus v. Ameriprise Financial decisions. He noted that there had been several extended discussions among the Trustees and counsel regarding the Jones v. Harris Supreme Court decision that affirmed the Gartenberg standard. He further noted that boards are expected to understand the profitability and the effectiveness of the Adviser. He noted that the Board appears to understand the Adviser’s business very well given its long working relationship, and in the case of the Independent Trustees, of over 25 years. He added that the Board has a very effective process in place to oversee the Adviser and is diligent about reviewing the information provided to them monthly by the CCO or quarterly, prior to Board meetings, and presenting their questions at the meetings or pursuing the information by contacting the CCO directly.

The Trustees discussed the advisory fee structure of the Capital, Balanced and International versus the Alternative Strategies investment advisory fee structure which maintains a flat 0.75%. The CCO noted that the when the Alternative Strategies Portfolio was launched in 2002 it was one of the first alternative funds in the marketplace. As such, Management had decided on a competitive fee structure that would be attractive to investment advisors, broker/dealers, and their internal clients. The CCO further explained that the Alternative Strategies Portfolio was designed to be more of a unique type of investment with a lower fee structure to attract institutional business and the Capital, Balanced and International Portfolios were not initially designed to be utilized by institutions. The CCO noted that when Management and the Board voted to reduce the breakpoint for the Balanced Portfolio effective May 1, 2014, from 1.00% on the first $100 million to 1.00% on the first $50 million and 0.75% thereafter, they had also compared the Capital and International Portfolios to determine whether a shift in the breakpoints was appropriate. Management agreed to revisit the breakpoints for the Capital and International Portfolios at a later date. She explained that the primary driver for reducing the Balanced Portfolio’s breakpoints was due to the makeup of the Portfolio having a substantial portion invested in fixed income funds, which are typically lower cost investments.

The CCO then discussed the nature, extent and quality of the materials provided to the Board for each meeting and additional materials such as the compliance memorandums provided on a more frequent basis. She explained that Management continuously seeks to improve the type and quality of the materials provided to the Board. If the Adviser is interested in investing in new products, the CCO provides the Board with detailed information so the Board can make a reasonable and sound decision on whether to permit the new investment vehicle.

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board expressed their satisfaction with the thorough and timely materials they receive from the Adviser as well as the form of communication and amount of communication that transpires between the Board and the Adviser. In addition, the Independent Trustees noted that they were extremely pleased with the quality of services provided by all the service providers as well as the relationship that the Advisor has with all of the service providers. The Board also discussed the benefit of having Ultimus Fund Solutions, LLC (“Ultimus”) attend and present at an upcoming Board meeting, noting that they have done this in the past. Ultimus serves as the transfer agent, dividend disbursing agent, redemption agent and fund accounting agent for the Portfolios.

The CCO added that the Adviser continues to take steps to demonstrate its commitment to the Trust and its shareholders. The CCO further explained that the Adviser takes its responsibilities seriously and strives to provide quality materials to the Board and provide the Board with opportunities to discuss the Portfolios and their performance with the Portfolio Managers. The Board discussed the importance of continuity with regard to the relationship between the Trust and the Board, the Adviser and the Distributor. The CCO noted the value of Weston’s long-term relationship with the Portfolios and reported on the many functions that the Adviser’s Compliance staff performs for the Portfolios. The Adviser further discussed its commitment to enhancing and growing the Portfolios and servicing its shareholders. The Board discussed the recent addition of Matthew I. Solomon who has been working closely with the portfolio management team. The CCO noted that he is becoming familiar with each of the Portfolios and it is anticipated he will accept additional portfolio management responsibility when the time is appropriate. Further, Counsel noted the Adviser’s commitment to investing in the Portfolio through the proposed upgrading of its portfolio management system exemplified that the Adviser is looking to invest in the technology available to the Portfolio Managers that will assist them in working more effectively, efficiently, and productively.

The Trustees next reviewed and discussed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel who provide portfolio management, investment research, and similar services to the Portfolios. In addition, the Trustees discussed the additional research and services that are available to the Portfolios because of the relationship with the Adviser and the Adviser having $2 billion in assets under management amongst a number of platforms. The Board also stated that a long-term relationship with a capable, conscientious Adviser and its personnel is in the best interest of shareholders and such shareholders have benefited from such continuity of advice and from Weston’s strong commitment to compliance. The Board noted its satisfaction with dedication and hard work of the Adviser’s personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser’s robust compliance program, and the Adviser’s role in coordinating such services and programs for the Trust. The Trustees specifically noted that Management has been exceptionally responsive to any

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

issues raised by the Board and that the Trustees are satisfied with Management’s responses to the Trustees’ inquiries and with their willingness to follow up on matters. The Trustees also expressed their pleasure with the strong relationship that has developed between the Board and the Trust’s CCO over the past twelve years. The Trustees also took into consideration the belief that the Adviser is a quality firm with a reputation for high moral integrity and honesty.

Next, the CCO reviewed the Expense Ratio and Annual Fee Comparison Charts that were provided in the materials as of June 30, 2014. She explained that the Expense Ratio Chart shows the average fund expenses on a cap-weighted basis. She discussed the difficulty in finding comparable fund-of-funds, explaining that many fund-of-funds hold inter-family funds, whereas New Century is purchasing and selling funds that have their own expense ratios. She discussed the expense ratios of the Portfolios, noting that they have been consistent as compared to other funds of similar size, investment objectives and Morningstar Category classification. She noted that these charts are important for the Trustees to review and discuss the different layer of expenses for each of the Portfolios that the Adviser or the Trust is charging.

The Board reviewed the contractual investment advisory fee rates, including administrative fee and distribution fee rates, and considered each of the Portfolios’ investment advisory fees and total expense ratios individually and in comparison to a group of similarly managed funds with similar investment styles, investment objectives and asset sizes as classified by Morningstar. The CCO also reviewed each of the Capital, Balanced, International, and Alternative Strategies Portfolios net and gross expense ratios in comparison to a subset of fund-of-fund mutual funds with similar characteristics to the Portfolios as of June 30, 2014.

The CCO then discussed the Adviser’s Operating Expense Agreement (the “Agreement”) with the Portfolios. Pursuant to this Agreement, the Adviser has agreed to reduce fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio is limited to 1.50% of such Portfolio’s average net assets. Further, the Board was reminded that in January 2014 the Adviser agreed to extend the current Operating Expense Agreement through March 1, 2015 and to review each January thereafter. The Board was informed that Portfolios operate under this Agreement, however the Portfolios’ expenses are currently below the level that would trigger the use of such Agreement at this time.

The Board discussed the Portfolios’ performance, noting that the Capital, Balanced and International Portfolios have been underperforming their peers. The CCO addressed the Board’s concerns by noting that with the addition of a new member to the team, they are able leverage his time as a new resource for the Portfolios. In addition to managing the Portfolios, the existing Portfolio Managers also manage client assets for the Adviser and although the Portfolio Managers have many years of experience managing the Portfolios, the Board expressed its satisfaction with the addition of a new team member and the Adviser’s transitioning responsibilities to him when the time is appropriate. The CCO then discussed the manner in which Management is looking to improve performance and grow the assets in

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

the Portfolios. She noted that the expense ratios of the underlying funds in the Portfolios add to the bottom line in terms of the expenses so in response the Portfolio Managers have been making tax free exchanges in some cases and moving into the institutional share classes to reduce the net expenses ratios. The Board was advised that the Adviser believes that if it can increase assets and can keep expenses low the Trust will be able to benefit the shareholders in the long run. Further, the Board discussed the addition of the new team member who is committed to being a dedicated resource to the portfolio management team. They noted he is driven, has the knowledge, background and has been able to offer valuable resources to the current Portfolio Managers since he began with the Adviser.

The Board next considered whether economies of scale are realized by the Adviser and its affiliates as the Portfolios’ assets increase and the extent to which this is reflected in the level of management fees charged. To support such analysis, the Board reviewed the Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size. The Board confirmed that the Adviser may enjoy some economies of scale as a Portfolio’s assets grow but that these economies of scale are currently being shared equitably by the Adviser, its affiliates, and the Portfolios for the benefit of shareholders. The Board also considered the extent of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that the Adviser and its affiliates received other compensation from its relationship with the Trust, such as administration fees for being fund administrator and distribution fees pursuant to a Rule 12b-1 plan. The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

In its discussions, the Board noted but did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those of other investment advisory contracts, such as contracts of the same or other investment advisers with other registered investment companies or other types of clients (i.e. pension funds and other institutional investors). These factors were considered not to be as significant in a situation where the Independent Trustees were determining whether to re-approve the Advisory Agreements containing the same terms and conditions with an existing entity.

The Board then considered the continuance of its service agreements. The Board considered the renewal of the investment advisory agreements and administration agreement between Weston and the Trust, on behalf of each of the Portfolios. In this regard, the Trustees noted that Weston was proposing that the operating expense limitation agreement currently in place with respect to each of the Portfolios be extended for a comparable one year period. The Board also considered the distribution agreement between the Distributor and the Trust on behalf of each Portfolio. The CCO added that with respect to the approval of the Administration Agreement, the Adviser provides all of the back office services for the Portfolios which includes such responsibilities as (i) the Compliance staff handles the twenty

NEW CENTURY PORTFOLIOS
TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

six required SEC filings for the Trust as well as performing other required monthly testing; and (ii) the Adviser’s Investment Department facilitates the Portfolio Managers’ trading activities for the Portfolios including daily reconciliations.

Therefore, the Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1, 2014. The Board based its approval upon its evaluation of: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the Adviser’s commitment to compliance and the policies and procedures maintained to monitor such compliance; (iii) the investment performance of the Portfolios and the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Portfolio; (iv) the costs of the services provided and the profits realized by the Adviser from its relationship with the Portfolios; (v) the extent to which economies of scale may be realized as the Portfolio assets grow; and, (vi) whether fee levels reflect any such economies of scales for the benefit of the Portfolios’ shareholders. Further, the Trustees believed the proposed Advisory Agreements would provide a continuity of relationship for the Portfolios was a significant factor to be considered. In evaluating the various factors noted above, each Independent Trustee weighed each factor, relative to one-another, as he saw fit, and each Independent Trustee may have allocated different weight to each such factor.

After considering all of the information described above, and in light of the totality of circumstances including the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Portfolio that the investment advisory fees, as well as the Portfolios’ total expense ratios, were both fair and reasonable. Further, the Board noted the total expense ratios of the Portfolios appear to be fair and reasonable with respect to other funds in the industry that share similar investment strategies. The Trustees also noted that the breakpoints and expense limitation agreements, as applicable, demonstrated Weston’s strong commitment to the Trust and its shareholders.

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INVESTMENT ADVISER AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

CUSTODIAN
US Bank, N.A.
Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics was not amended, further; the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee’s co-financial experts are Roger Eastman and Michael Diorio.  Mr. Eastman and Mr. Diorio are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,000 and $48,000 with respect to the registrant’s fiscal years ended October 31, 2014 and 2013, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,400 and $8,400 with respect to the registrant’s fiscal years ended October 31, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2014 and 2013, aggregate non-audit fees of $8,400 and $8,400, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant.  Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders.  Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) New Century Portfolios

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 7, 2015

By (Signature and Title)*		/s/ Stephen G. DaCosta
Stephen G. DaCosta, Treasurer

Date	January 7, 2015

* Print the name and title of each signing officer under his or her signature.